                                                                    EXHIBIT 10.1


                       LA BREA CONVALESCENT INVESTMENTS
                       8417 BEVERLY BOULEVARD, SUITE 205
                         LOS ANGELES, CALIFORNIA 90048
                                (213) 651-1100



March 27, 1997


Mr. Robert Snukal, President
c/o Fountain View Management
11900 W. Olympic Blvd., No. 680
Los Angeles, CA  90064



RE:  Hancock Park Convalescent Hospital
     Hancock Park Retirement Hotel


Gentlemen:

Please have this letter serve as confirmation that on this date we received, by certified mail, your letter dated March 26, 1997 informing us that you are exercising the option to renew your leasing the above noted facilities.



Very truly yours,



/s/ Sanford Deutsch
Sanford Deutsch

                  LEASE OF HANCOCK PARK CONVALESCENT HOSPITAL
                  -------------------------------------------

                  LEASE OF HANCOCK PARK CONVALESCENT HOSPITAL
                  -------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                          PAGE
                                                                          ----
     PRINCIPALS NAMED...................................................     1

     RECITALS...........................................................     1

1.   DESCRIPTION OF LEASED PROPERTY.....................................     2
     ------------------------------

     1.1  Convalescent Hospital.........................................     2

     1.2  Hospital Equipment............................................     2

     1.3  References....................................................     2

2.   TENANT'S ACCEPTANCE OF LEASED PROPERTY.............................     3
     --------------------------------------

3.   TERM...............................................................     3
     ----

4.   RENT...............................................................     4
     ----

     4.1  Minimum Monthly Rent..........................................     4

     4.2  Adjustment to Minimum Monthly Rent............................     4

     4.3  Additional Rent...............................................     8

5.   TAXES PAID BY TENANT...............................................     9
     --------------------

6.   SECURITY DEPOSIT...................................................    12
     ----------------

7.   LESSOR'S NAME......................................................    15
     -------------

8.   USE................................................................    16
     ---

9.   INSURANCE HAZARDS..................................................    18
     -----------------

10.  COMPLIANCE WITH LAW................................................    18
     -------------------

                                                                          PAGE
                                                                          ----
11.  WASTE..............................................................    20
     -----

12.  ALTERATIONS AND ADDITIONS..........................................    20
     -------------------------

13.  UTILITIES..........................................................    22
     ---------

14.  REPAIRS............................................................    22
     -------

15.  SURRENDER UPON TERMINATION.........................................    23
     --------------------------

16.  DAMAGE OR DESTRUCTION..............................................    24
     ---------------------

     16.1  Risk of Loss.................................................    24

     16.2  TENANT'S Obligation to Repair and Rebuild....................    25

     16.3  Loss Covered by Insurance....................................    26

17.  TENANT'S INSURANCE.................................................    28
     ------------------

     17.1  Required Coverage............................................    28

     17.2  Full Insurable Value.........................................    30

     17.3  Names Insured................................................    30

     17.4  Miscellaneous Requirements of Policies.......................    31

     17.5  TENANT'S Obligations, Rights and Remedies
           of LESSOR...................................................     32

     17.6  Insurance and Exercise of Rights of First
           Refusal.....................................................     33

18.  LESSOR TO BE HELD HARMLESS.........................................    34
     --------------------------

     18.1  Indemnity....................................................    34

     18.2  Exemption of Lessor from Liability...........................    35

19.  ENTRY BY LESSOR....................................................    35
     ---------------

20.  BOOKS AND RECORDS..................................................    36
     -----------------

21.  ABANDONMENT OF LEASED PROPERTY.....................................    36
     ------------------------------

     21.1  Trade Fixtures...............................................    36

22.  ASSIGNMENT OR SUBLETTING...........................................    37
     ------------------------

                                                                          PAGE
                                                                          ----
23.  INVOLUNTARY ASSIGNMENT.............................................    38
     ----------------------

24.  DEFAULT............................................................    40
     -------

     24.1  TENANT'S Default.............................................    40

     24.2  LESSOR'S Remedies............................................    40

           (a)  Re-Entry Without Termination............................    41

           (b)  Termination.............................................    42

           (c)  Receiver................................................    44

           (d)  Cure at TENANT'S Expense................................    44

25.  INTEREST ON UNPAID RENT OR OTHER SUMS DUE..........................    44
     -----------------------------------------

26.  LATE CHARGES AND OTHER COSTS.......................................    44
     ----------------------------

27.  LESSOR'S DEFAULT...................................................    45
     ----------------

28.  CONDEMNATION.......................................................    45
     ------------

29.  FINANCIAL STATEMENT OF TENANT......................................    47
     -----------------------------

30.  BINDING ON SUCCESSORS..............................................    47
     ---------------------

31.  HOLDING OVER.......................................................    47
     ------------

32.  ESTOPPEL CERTIFICATE...............................................    48
     --------------------

33.  SUBORDINATION......................................................    49
     -------------

34.  COVENANT OF AUTHORITY AND QUIET POSSESSION.........................    49
     ------------------------------------------

35.  WAIVER.............................................................    50
     ------

36.  ABSOLUTE ASSIGNMENT OF RENTS.......................................    51
     ----------------------------

37.  OPTION TO EXTEND...................................................    51
     ----------------

38.  RIGHT OF FIRST REFUSAL TO PURCHASE LEASED PROPERTY.................    52
     --------------------------------------------------

39.  TRANSFER OF LESSOR'S INTEREST......................................    56
     -----------------------------

40.  NOTICES............................................................    56
     -------

                                                                          PAGE
                                                                          ----
41.  SURRENDER OF LEASE NOT MERGER......................................    57
     -----------------------------

42.  ATTORNEYS' FEES....................................................    58
     ---------------

43.  PROHIBITION AGAINST RECORDING LEASE OR MEMORANDUM OF LEASE.........    58
     ----------------------------------------------------------

44.  DESIGNATION OF AGENT FOR SERVICE OF PROCESS........................    58
     -------------------------------------------

45.  QUITCLAIM DEED.....................................................    59
     --------------

46.  CONSENT OF PARTIES.................................................    60
     ------------------

47.  RENT PAYABLE IN U.S. MONEY.........................................    60
     --------------------------

48.  REAL ESTATE BROKERS; FINDERS.......................................    60
     ----------------------------

49.  EXHIBITS...........................................................    60
     --------

50.  APPLICABLE LAW.....................................................    60
     --------------

51.  SINGULAR AND PLURAL................................................    60
     -------------------

52.  SEVERABILITY.......................................................    60
     ------------

53.  CROSS-DEFAULT......................................................    61
     -------------

54.  ADDITIONAL REQUIREMENT OF ASSIGNMENT
     ------------------------------------
     OR SUBLETTING......................................................    61
     --------------

     SIGNATURE PAGE....................................................     61

                  LEASE OF HANCOCK PARK CONVALESCENT HOSPITAL
                  -------------------------------------------

THIS LEASE is a revision of the Lease signed May 19, 1987, by and between:


          LA BREA CONVALESCENT INVESTMENTS, a California partnership, hereinafter referred to as ..... "LESSOR" and the following persons, jointly and severally:

          A.I.B. CORPORATION, a California corporation, hereinafter referred to as ........... A.I.B., and

          ROBERT SNUKAL and SHEILA SNUKAL, husband and wife, hereinafter referred to as ............... "SNUKAL."

          SNUKAL, and A.I.B. are hereinafter referred to, jointly and severally, as ......................... "TENANT"


                                   RECITALS
                                   --------



          A. LESSOR is the owner of those certain premises with improvements and appurtenances thereon situated in the City of Los Angeles, County of Los Angeles, State of California, commonly designated at 505 North La Brea Avenue, Los Angeles, California.

          B. LESSOR is willing to lease to TENANT, and TENANT is willing to lease from LESSOR, upon the terms and conditions hereinafter set forth, the real and personal property hereinafter described, on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, IT IS AGREED BY AND BETWEEN THE PARTIES HERETO as follows:

          DESCRIPTION OF LEASED PROPERTY
          ------------------------------

          LESSOR hereby leases to TENANT, and TENANT leases from LESSOR, upon the terms and conditions hereinafter set forth, the following real and personal property:

     LESSOR hereby leases to TENANT, and TENANT leases from LESSOR, upon the terms and conditions hereinafter set forth, the following real and personal property:

     1.1.  Convalescent Hospital.  Those certain premises with improvements
           ---------------------
thereon, situated in the City and County of Los Angeles, State of California, commonly designated as 505 North La Brea Avenue, Los Angeles, California, on which there was erected and there is presently operating a skilled nursing facility, which present operation is known as HANCOCK PARK CONVALESCENT HOSPITAL, and which real property is more particularly described in EXHIBIT "1,,, attached hereto and incorporated herein by reference, and is hereinafter referred to as .......... "HOSPITAL"

     1.2.  Hospital Equipment.  All  of  the  furniture, furnishings,
           ------------------
fixtures and equipment presently being used in the operation of HOSPITAL, as more particularly described and itemized in EXHIBIT "2", attached hereto and incorporated herein by reference and hereinafter referred to as "HOSPITAL EQUIPMENT"

     1.3.  References:
           ----------

           (a) HOSPITAL and HOSPITAL EQUIPMENT are hereinafter collectively referred to as ...................... "HOSPITAL FACILITY"

           (b) HOSPITAL is hereinafter collectively referred to as .............
               "REAL PROPERTY"

           (c) HOSPITAL EQUIPMENT is hereinafter collectively referred to as
               ....................... "PERSONAL PROPERTY"

           (d) HOSPITAL, and HOSPITAL EQUIPMENT is hereinafter collectively referred to as ........................... "LEASED PROPERTY"


2.   TENANT'S ACCEPTANCE OF LEASED PROPERTY
     --------------------------------------

     2.1. TENANT accepts the LEASED PROPERTY and each and every part thereof in their state and condition as of the date hereof and without any representation or warranty by LESSOR as to the condition of such property or as to the use which may be made thereof except as may otherwise be set forth herein. TENANT is fully aware of the state and condition of the LEASED PROPERTY and of the operation thereof.

     2.2. LESSOR shall not be responsible for any latent defect in the REAL PROPERTY nor shall LESSOR be responsible for any change of condition in LEASED PROPERTY, and the rent, additional rent and/or any sum payable by TENANT hereunder shall in no case be withheld, diminished or abated on account of any reason whatsoever, including but not limited to, any defect in or use being made of the LEASED PROPERTY, any change in the condition or use thereof, any damage occurring thereto, or the existence with respect thereto of any violations of the laws or regulations of any governmental authority.

     2.3. TENANT acknowledges that HOSPITAL is licensed as a 141 bed skilled nursing facility and that HOSPITAL is now occupied by less than 141 patients or residents respectively, and further that some rooms and suites are being used or have been modified for use on a private or semi-private basis.

3.   TERM
     ----

     The term of the within Lease shall be for ten (10) years, commencing August 1, 1988 and terminating on July 31, 1998, unless sooner terminated as hereinafter provided.

4.   RENT
     ----

     4.1.  Minimum Rent.  Monthly rent shall be payable by TENANT to LESSOR
           ------------
in lawful money of the United States, without abatement, deduction, set-off, prior notice or demand, at such place or places that may be designated from time to time by LESSOR, in monthly installments, payable on the first day of each month, in advance, commencing August 1, 1988, and continuing thereafter on the first of every month until the end of the term of this Lease, or any extension thereof, in the following amounts for the thirty month periods specified below; provided, however that the minimum monthly rent shall be subject to adjustments in accordance with the provisions of Paragraph 4.2:




                                                           Minimum Monthly Rent
Adjustment                                                 (Subject          to
Thirty Month Periods of Term                                 Per Paragraph 4.2)
-------------------------------------------------------------------------------

First:   Aug. 1, 1988 to Dec. 31, 1990                            $24,265

         Jan. 1, 1991 to Jan. 31, 1991                            $27,000

Second:  Feb. 1, 1991 to July 31, 1993                            $27,900

Third:   Aug. 1, 1993 to Jan. 31, 1996                            $29,100

Fourth:  Feb. 1, 1996 to July 31, 1998                            $30,600


Thirty Month Periods of                   Minimum Monthly Rent
(Extended) Term
---------------

Fifth:   Aug. 1, 1998 to                  To be calculated and adjusted
         Jan. 31, 2001                    pursuant to paragraph 4.2(d)

Sixth:   Feb. 1, 2001 to                  To be calculated and adjusted
         July 31, 2003                    pursuant to paragraph 4.2(e)

       4.2.  Adjustment to Minimum Monthly Rent.
             ----------------------------------

             (a)  Definitions As used herein the following definitions shall
                  -----------
apply:

                  (1) "Index" shall mean the Consumer Price Index for All Urban Consumers, Los Angeles, Long Beach, Anaheim, metropolitan area, 1967 equal 100, published by the Bureau of Labor Statistics of the United States Department of Labor.

                  (2) "Adjustment Date(s)" shall mean February 1, 1991, August 1, 1993, February 1, 1996, August 1, 1998 and Feb. 1, 2001.

                  (3) "Applicable Base Date(s)" shall mean the first month of the Thirty Month Period preceding the Adjustment Date, as follows:

             Adjustment Date            Applicable Base Date
             ---------------------------------------------------

             February 1, 1991           August 1988

             August 1, 1993             February 1991

             February 1, 1996           August 1993

             August 1, 1998             February 1996

             February 1, 2001           August 1998


                  (4) "Thirty Month Period" shall mean the six thirty month periods specified in Paragraph 4.1 above.

                  (5) "Percentage Increase of Index" shall mean the percentage increase in the Index between the Applicable Base Date and the Adjustment Date equal to a fraction, the numerator of which shall be the Index on such Adjustment Date minus the Index on the Applicable Base Date; and the denominator of the fraction shall be the Index for the Applicable Base Date.

          (b) Changes or Revisions to Index.  If the Index is changed so that
              -----------------------------
the base year differs from that in effect when the term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor Bureau of Labor Statistics. If the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

          (c) Adjustment to Minimum Rent During Initial Term. The minimum
              ----------------------------------------------
monthly rent for the Second, Third and Fourth Thirty Month Periods shall be subject to adjustment as follows:


                  (1) Second Thirty Month Period.  If the Percentage Increase
                      --------------------------
of Index on the Adjustment Date, that is, February 1, 1991, shall be 10% or greater, then the monthly rent for the Second Thirty Month period shall be $28,350 per month, which is an increase of 5% above the monthly rent for the First Thirty Month Period. In no event shall the monthly rent for the Second Thirty Month Period be less than $27,900.

                  (2) Third Thirty Month Period.  If the Percentage Increase of
                      -------------------------
Index on the Adjustment Date, that is, August 1, 1993, shall be 12% or greater, then, the monthly rent for the Third Thirty Month Period shall be an amount equal to the sum of the minimum monthly rent for the second thirty month period, as adjusted in accordance with Paragraph 4.2(c)(l), plus 6% of said amount. In no event shall the monthly rent for Third Thirty Month Period be less than $29,100 per month.

                  (3) Fourth Thirty Month Period. If the Percentage Increase of
                      --------------------------
Index on the Adjustment Date, that is February 1, 1996, shall be 14% or greater, then, the monthly rent for the Fourth Thirty Month Period shall be an amount equal to the sum of the minimum monthly rent for the Third Thirty Month Period, as adjusted in accordance with Paragraph 4.2(c)(2) above, plus an amount equal to 7% of said amount. In no event shall the monthly rent for the Fourth Thirty Month Period be less than $30,600 per month.

              (d) Fifth Thirty Month Period (Extended Term) The minimum monthly
                  -----------------------------------------
rent for the Fifth Thirty Month Period, (from August 1, 1998 to January 31,
2001), shall be an amount equal to the sum of the minimum monthly rent for the Fourth Thirty Month Period, as adjusted pursuant to paragraph 4.2(c)(3) above, plus the greater of:

                  (1) One half of the Percentage Increase of Index on the Adjustment Date, that is, August 1, 1998 multiplied by said minimum monthly rent for the Fourth Thirty Month Period, as adjusted pursuant to Paragraph 4.2(c); or,

                  (2) $2,400.

              (e) Sixth Thirty Month Period (Extended Term). The minimum monthly
                  -----------------------------------------
rent for the Sixth Thirty Month Period, (from February 1, 2001, to July 31,
2003), shall be an amount equal to the minimum monthly rent for the Fifth Thirty Month Period, as determined pursuant to paragraph 4.2(d) above, plus the greater of:

                  (1) One-half of the percentage Increase of Index on the Adjustment Date, that is, February 1, 2001, multiplied by said minimum monthly rent for the Fifth Thirty Month Period as determined pursuant to paragraph 4.2(d) above; or

                  (2) $3,000.

              (f) Example. An example of the computation of the adjustment and
                  -------
determination of the minimum monthly rent is set forth below:


                                    Example
                                    -------

Thirty                                            Rent for Thirty Month
Month        Adjustment         Percentage        Period Starting with
Period          Date         Increase of Index    Adjustment  Date
------          ----         ------------------   ----------------

First     N/A                       N/A               $27,000

Second    Feb. 1, 1991              11%               $28,350    (i)

Third     Aug. 1, 1993              15%                30,051   (ii)

Fourth    Feb. 1, 1996              13%                30,600  (iii)

Fifth:    August 1, 1998            10%                33,000   (iv)

Sixth:    February 1, 2001          20%                36,300    (v)

(i)   27,000 x 5% = 1,350 + 27,000 = 28,350

(ii)  28,350 x 6% = 1,701 + 28,350 = 30,051

(iii) Percentage increase of Index less than 14% - minimum monthly rent applies.

(iv) Adjusted monthly rent for Fourth Thirty Month Period plus $2,400 = 30,600 + 2,400 = 33,000, which is greater than adjusted monthly rent for Fourth Thirty Month Period plus 1/2 Percentage Increase of Index: $30,600 + (5% x 30,600) = 32,130

(v) Adjusted monthly rent for Fifth Thirty Month Period plus 1/2 Percentage Increase of Index = 33,000 + (10% x 33,000) = 36,300, which is greater than adjusted monthly rent for Fifth Thirty Month Period plus $3,000: 33,000 + 3,000 = 36,000.

     (g) The minimum monthly rent as adjusted pursuant to paragraph 4.2 is sometimes referred to herein as "basic rent" or the "Monthly Rent".

     4.3.  Additional Rent This Lease is what is commonly called a "net net net
           ---------------
lease", it being understood that LESSOR shall receive the basic rent set forth in Paragraph 4 free and clear of any and all other obligations, impositions, taxes, liens, assessments, fees or other charges in lieu of taxes, rental taxes, license fees, penalties that may accrue thereon in the event of TENANT'S failure to pay such amounts (including but not limited to late charges, interest and penalties incurred for late payment of property taxes), charges or expenses of any nature whatsoever in connection with the ownership and operation of the LEASED PROPERTY. In addition to the basic rent, TENANT shall pay to the parties respectively entitled thereto all taxes, impositions, insurance premiums, operating charges, maintenance charges, construction costs, and any other charges, costs and expenses which arise or may be contemplated under any provisions of this Lease or incurred with respect to the activities in connection with the LEASED PROPERTY during the term hereof. All of such charges, costs and expenses shall constitute additional rent and upon the failure of TENANT to pay any of such costs, charges or expenses, LESSOR shall have the same rights and remedies as otherwise provided in this Lease for the failure of TENANT to pay basic rent. It is the intention of the parties hereto that this Lease shall not be terminable for any reason by the TENANT, and that TENANT shall in no event be entitled to any abatement of or reduction in rent payable hereunder, except as herein expressly provided. Any present or future law to the contrary shall not alter this agreement of the parties.

5.   TAXES PAID BY TENANT
     --------------------

     5.1. TENANT, in addition to the basic rent provided for herein, shall pay all real property taxes, personal property taxes and assessments upon the LEASED PROPERTY, and upon any improvements, additions or replacements thereof, which are applicable to the Lease term. All taxes assessed prior to, but payable in whole or in installments after the effective date of the Lease term, and all taxes assessed during the term but payable in whole or in installments after the Lease term, shall be adjusted and prorated, so that LESSOR shall pay its prorated share for the period prior to and for the period subsequent to the Lease term.

     5.2. LESSOR shall submit to TENANT the real property tax bills, personal property tax bill and any assessments, upon receipt thereof by LESSOR, TENANT shall pay such property tax bills, personal property tax bill or assessments directly to the payee thereof at least ten (10) days prior to the delinquency date; such procedure to continue during the whole term of this Lease, subject to such proration for the initial and the last year's taxes or assessments as may be necessary. TENANT shall promptly forward to LESSOR upon TENANT'S receipt thereof, copies of receipts or cancelled checks in payment thereof. TENANT shall, at its cost, provide LESSOR with a tax reporting service through a title company selected by LESSOR.

     If LESSOR'S Lender requires LESSOR to impound real property taxes on a periodic basis during the term, TENANT, on notice from LESSOR indicating this requirement, shall pay a sum of money toward its liability under this LEASE to LESSOR on a periodic basis in accordance with the Lender's requirements. LESSOR shall impound the tax payments received from TENANT in accordance with the requirements of Lender.

     5.3. As used herein, the term "real property tax" shall include any form of assessment, license fee, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district thereof, as against any legal or equitable interest of LESSOR in the REAL PROPERTY or any part thereof, as against LESSOR,S right to rent or other income therefrom, or as against LESSOR,S business of leasing the LEASED PROPERTY or any part thereof.

     5.4. If at any time during the term the State of California or any political subdivision of the state, including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this state or of the United States, levies or assesses against LESSOR a tax, fee, or excise on rents, on the square footage of the REAL PROPERTY, on the act of entering into this Lease, or on the occupancy of TENANT, or any other charge, tax, fee, or excise, however described, as a direct substitution in whole or in part for, or in addition to, any real property taxes, TENANT shall pay before delinquency that charge, tax, fee, or excise on rents.

     5.5. (a) TENANT or LESSOR shall have the right at its own cost and expense to contest the validity of any such tax, or assessment provided that no acts shall be done which create a penalty or accrue interest.

          (b) LESSOR shall not be required to join in any proceeding or contest brought by TENANT unless the provisions of any law require that the proceeding or contest be brought by or in the name of LESSOR or any owner of the Premises. In that case, LESSOR shall join in the proceeding or contest or permit it to be brought in LESSOR'S name as long as LESSOR is not required to bear any cost. TENANT, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest, penalties incidental to the decision or judgment.

          (c) If TENANT does not pay the real property taxes when due and TENANT seeks a reduction or contests them as provided in this paragraph, before the commencement of the proceeding or contest TENANT shall furnish to LESSOR a surety bond issued by an insurance company qualified to do business in California. The amount of the bond shall equal one hundred fifty per percent (150%) of the total amount of real property taxes in dispute. The bond shall hold LESSOR and the REAL PROPERTY harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered.

     5.6. LESSOR warrants and represents to TENANT that there are no outstanding special or general assessments against the REAL PROPERTY.

     5.7. In the event that the real property taxes upon the LEASED PROPERTY shall be increased by reason of any sale or transfer of the LEASED PROPERTY, or any part thereof pursuant to paragraph 38.3 of this Lease, then and in that event, TENANT and

LESSOR shall each pay one-half of the amount of said increase.

6.   SECURITY DEPOSIT
     ----------------

     6.1. TENANT shall not be required to deposit any security deposit with LESSOR; except:

          (a) In the event TENANT shall assign its interest in this Lease or sublet all or any part of the LEASED PROPERTY, then, and in that event, as an additional condition to LESSOR'S consent to such assignment or sublease, LESSOR may require that such assignee or subtenant (other than an assignee or subtenant pursuant to paragraph 22.4) deposit a security deposit with LESSOR in the amount and on the terms and conditions set forth in this Article 6; or

          (b) In the event TENANT shall be in breach or default of its obligations to pay any rent, additional rent or any other sum payable by TENANT under this Lease on more than three occasions during the term or any extended term hereof, TENANT shall, upon ten days written notice to TENANT deposit a security deposit with LESSOR in the amount and on the terms and conditions set forth in this Article 6.

     6.2. If required pursuant to Paragraph 6.1 above, TENANT shall deposit with LESSOR the sum of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) as security for the full and faithful performance by TENANT of all of the terms, conditions and provisions of this Lease required to be performed by TENANT.

     6.3. LESSOR may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent, additional rent or other sum or sums as to which TENANT is in default, or for any sum which LESSOR may expend or be required to expend in accordance with the terms of this Lease by reason of TENANT'S default in respect to any of the terms of this Lease, including, but not limited to, any damages or deficiency in the re-letting of the LEASED PROPERTY or any part thereof, whether such damages or deficiency accrued before or after summary proceedings or other legal or equitable proceedings or other re-entry by LESSOR.

     6.4. In the event that TENANT shall have fully and faithfully complied with all of the terms and conditions of this Lease, the security deposit, without any interest thereon, shall be returned to TENANT after the date fixed at the end of the Lease term and after delivery of possession of the LEASED PROPERTY to LESSOR pursuant to the terms of this Lease.

     6.5. (a) In the event of a sale by LESSOR of the LEASED PROPERTY to a third party other than TENANT, LESSOR shall have the right to transfer the security to the vendee, provided the vendee shall be obligated to place said security deposit in a separate account maintained in trust and to return said security deposit upon the same terms and conditions as in this Lease provided, and upon the opening of such separate account, the LESSOR shall be released from all liability for the return of such security. TENANT shall look solely to the new lessor for the return of such security.

          (b) In the event of a sale by LESSOR to one or more of the partners of LESSOR or an entity in which one or more of the partners of LESSOR own at least a fifty percent (50%) beneficial interest, then and in that event LESSOR shall have the right to transfer the security to the vendee, provided the vendee assumes the obligation to hold and return said security deposit upon the same terms and conditions as in this Lease provided, and upon such assumption, the selling partners of LESSOR shall be released from all liability for the return of such security. TENANT shall look solely to the new lesser for the return of such security. In such event, the security deposit shall not be required to be deposited in a trust account as set forth in (a) above.

     6.6. Provided that TENANT has not during the term of this Lease been in default or delinquent in the performance of all of the terms and conditions of this Lease, in the event that TENANT shall purchase the LEASED PROPERTY pursuant to the "right of first refusal" set forth in Article 39 of this Lease, then and in that event the security deposit, if any, shall be applied to the balance of the initial cash down payment for the purchase of the LEASED PROPERTY by TENANT after, and in addition to, any part of the down payment required to be deposited in escrow.

     6.7. TENANT shall not assign or encumber the monies deposited as security, and neither LESSOR nor its successor or assigns shall be bound by any such assignment or encumbrance; except to assignees or transferees approved in accordance with this Lease.

     6.8. In the event any federal or state law, statute, rule, regulation, ruling or order shall, during the term of this Lease, provide that interest shall be paid by LESSOR to TENANT on account of LESSOR holding the security deposit, then TENANT does hereby waive the right to receive such payment or if such interest is paid, then and in that event, TENANT shall, within ten (10) days, after receipt thereof, pay to LESSOR, as additional rent hereunder, a sum equal to the amount of the interest that such laws, statutes, rules, regulations or orders provide shall be paid by LESSOR.

7.   LESSOR'S NAME
     -------------

     7.1. TENANT acknowledges that the names HANCOCK PARK, HANCOCK PARK CONVALESCENT HOSPITAL and HANCOCK PARK RETIREMENT HOTEL, or any name similar thereto or a derivative thereof, when used in connection with the operation of HOSPITAL, HOTEL or any other facility or business engaged in providing convalescent or skilled nursing care or retirement care or board and care are the sole and exclusive property of LESSOR.

     7.2. LESSOR hereby grants to TENANT, for the term of this Lease or any renewal or extension thereof, the right to use said names in connection with the operation and use of HOSPITAL And HOTEL and for no other purpose. The right to use said names shall terminate upon (a) expiration of the Lease; or (b) termination of the Lease; or (c) termination of TENANT'S right to possession; or
(d) a change in use of the LEASED PROPERTY or portion thereof.

     7.3. Nothing herein contained shall require HANCOCK PARK CONVALESCENT HOSPITAL, INC. or HANCOCK PARK RETIREMENT HOTEL to change their names during the term of this Lease, nor shall they be prevented from conducting and maintaining bank accounts under said names and depositing funds therein and withdrawing funds therefrom.

     7.4. TENANT shall not license, assign or permit anyone else taking or claiming through or under it to use such names without LESSOR'S prior written consent which shall not be unreasonably withheld.


8.   USE
     ---

     8.1. LESSOR is leasing the HOSPITAL FACILITY to TENANT for the purpose of operating a skilled nursing facility on the HOSPITAL premises, and HOSPITAL FACILITY is being leased to TENANT for said purpose only. TENANT may convert the use of the HOSPITAL FACILITY to a licensed or unlicensed residential care home with LESSOR'S prior written consent which shall not be unreasonably withheld.

     8.2. TENANT shall not use or permit LEASED PROPERTY, or any part thereof, to be used for any purpose or purposes other than the respective purposes for which LEASED PROPERTY is hereby leased. TENANT shall not take any act or suffer or permit any licensing change which would alter, change or reduce any use of the LEASED PROPERTY permitted hereunder. TENANT shall not take any act or suffer or permit any change in the configuration of the LEASED PROPERTY which would alter, change or reduce the potential occupancy of the LEASED PROPERTY.

     8.3. TENANT acknowledges that it knows that: a license is required to operate HOSPITAL FACILITY as a skilled nursing facility on the HOSPITAL premises; the license of the present TENANT to operate a HOSPITAL FACILITY is not transferable, and the TENANT will have to obtain its own license to operate HOSPITAL FACILITY as a skilled nursing facility on the HOSPITAL premises. The failure of TENANT to obtain any one or more required permit, license or other authority or approval shall no eliminate TENANT'S obligations under this Lease.

     8.4. TENANT shall not remove the PERSONAL PROPERTY, any part thereof, or any improvement, alteration, addition or replacement thereof during the term of this Lease or any renewal or extension of this Lease; provided TENANT may remove particular items of PERSONAL PROPERTY with the consent in writing of LESSOR, where such removal is required to repair same.

     8.5. Neither TENANT nor any sublessee, assignee nor any other person or firm operating, occupying or managing HOSPITAL FACILITY shall enter into any lifetime care agreement or any lease or other term arrangement in excess of six
(6) months, nor shall they accept any prepaid rent, fees, deposits or other compensation in excess of an aggregate of FIFTY THOUSAND AND NO/100 DOLLARS ($50,000.00) for all occupants or patients or in excess of an aggregate of TEN THOUSAND AND NO/lOO DOLLARS ($10,000.00) for any other person or entity; provided, however, that in no event shall TENANT enter into any agreement or accept any funds except in accordance with all applicable laws, ordinances, statutes, regulations or other authority.

     8.6. TENANT and TENANT'S sublessees, licensees and assignees or other persons or firms operating or managing HOSPITAL FACILITY shall promptly inform LESSOR in writing of any damage or destruction to any part of the LEASED PROPERTY in excess of TWO THOUSAND AND NO/1OO DOLLARS ($2,000.00), and of any notice or claim of violation of any law, statute, building code, ordinance, rule or regulation or other matter concerning or affecting the LEASED PROPERTY.

9.  INSURANCE HAZARDS
    -----------------

    No use shall be made or permitted to be made of the LEASED PROPERTY or any part thereof, nor acts done, which will cause a cancellation of any insurance policy covering said buildings, or any part thereof, nor shall TENANT sell, or permit to be kept, used, or sold, in or about REAL PROPERTY, any article which may be prohibited by the standard form of fire insurance policies. TENANT shall, at its sole cost and expense, comply with any and all requirements pertaining to LEASED PROPERTY, of any insurance organization or company, necessary for the maintenance of reasonable fire and extended coverage, public liability or other insurance required to be provided hereunder covering said LEASED PROPERTY or the operations thereon.

10.  COMPLIANCE WITH LAW
     -------------------

     10.1. TENANT shall, at its sole cost and expense, comply promptly with all laws, statutes, ordinances, rules, regulations, orders and requirements of all municipal, county, state and federal authorities now in force, or which may hereafter be in force, pertaining to or regulating the use or maintenance of the LEASED PROPERTY with respect to the operation or business on the LEASED PROPERTY in effect from time to time as permitted under the provisions of this Lease, and TENANT shall faithfully observe in the use and maintenance of the LEASED PROPERTY all municipal, county, state and federal laws, statutes, rules, ordinances, regulations and received requirements now in force or which may hereafter be in force.

     10.2. The final judgment of any court of competent jurisdiction or the admission of TENANT in any action or proceeding against TENANT, whether LESSOR be a party thereto or not, that TENANT has violated any such law, ordinance, rule, regulation, order, statute or requirement in the use of the

LEASED PROPERTY shall be conclusive as between LESSOR and TENANT.

     10.3. TENANT acknowledges that a skilled nursing facility, commonly called a "convalescent hospital" and a licensed residential care home are unique facilities and that a substantial violation of governmental requirements with respect to such unique facilities can cause severe damage to such facilities, including but not limited to the reputation, good will and economic viability of such facilities. Therefore, TENANT acknowledges and agrees that the failure of TENANT to perform its obligations and duties under this Article 10 is a material breach of and default under this Lease, that such failure may result in substantial injury and damage to LESSOR, and that TENANT shall be liable to LESSOR for any and all damages, whether direct or consequential that may be suffered, incurred or sustained by LESSOR on account of such breach or default including, but not limited to, reasonable attorneys, fees, injury and damage to the name and reputation of LESSOR; notwithstanding the foregoing TENANT may promptly in good faith change the use in accordance with Article 8 hereof.

     10.4. TENANT shall, within twenty-four (24) hours of receipt of notice of any Class A violation of the California Health & Safety Code, any violation, order or proceeding which directly places in jeopardy the continued licensing of the HOSPITAL as a skilled nursing facility for which the HOSPITAL is presently licensed or places in jeopardy the continued certification of TENANT as a Medicare or Medi-Cal provider, give written notice to LESSOR by certified mail return receipt requested. Such notice shall include a copy of all applicable documents. The failure of TENANT to comply with this Section 10.4 shall be a material non-curable default under this Lease.

11.  WASTE
     -----

     TENANT shall not commit, or suffer to be committed, any waste upon the LEASED PROPERTY, or any nuisance, nor shall TENANT use, permit or suffer any use of the LEASED PROPERTY which would tend to create waste or any nuisance.

12.  ALTERATIONS AND ADDITIONS
     -------------------------

     12.1. TENANT shall not, without LESSOR'S prior written consent, change the configuration of or move any walls in HOSPITAL or make any alterations, improvements, additions, or utility installations in, on or about the LEASED PROPERTY, except that TENANT may make non-structural alterations the cost of which do not exceed FIFTY THOUSAND AND NO/lOO DOLLARS ($50,000.00) in the aggregate. As used in this Article 12, the term "utility installations" shall include, but not be limited to, bus ducting, power panels, fluorescent fixtures, space heaters, conduits and wiring. As a condition to giving such consent, LESSOR may require that TENANT agree to remove any such alterations, improvements, additions or utility installations at the expiration of the term, and to restore the LEASED PROPERTY to its prior condition. As a further condition to giving such consent, LESSOR may require TENANT to provide LESSOR, at TENANT'S sole cost and expense, with a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of such alterations, improvements, or additions to insure LESSOR against any liability for mechanics, and materialmen's liens and to insure completion of the work.

     12.2. TENANT shall pay, when due all claims for labor or materials furnished or alleged to have been furnished to or for TENANT at or for use in, on or adjacent to the LEASED PROPERTY, which claims are or may be secured by any mechanics, or materialmen's, lien against the LEASED PROPERTY, or any interest therein. TENANT shall give LESSOR not less than ten (10) days, notice prior to the commencement of any work in, on or adjacent to the LEASED PROPERTY, and LESSOR shall have the right to post notices of non-responsibility in or on the REAL PROPERTY as provided by law.

     12.3. Unless LESSOR requires their removal, as set forth in Paragraph 12.1, all alterations, improvements, additions, and replacements to or of the LEASED PROPERTY and all utility installations (whether or not such utility installations constitute trade fixtures of TENANT), which may be made on the LEASED PROPERTY, shall become the property of LESSOR and remain upon and be surrendered with the LEASED PROPERTY at the expiration of the term. TENANT'S own machinery and equipment other than:

            (a) That which is affixed to the REAL PROPERTY so that it cannot be removed without substantial damage to the REAL PROPERTY; and

            (b) All alterations, improvements, additions, and replacements of the LEASED PROPERTY and all utility installations; shall remain the property of TENANT and may be removed by TENANT subject to the provisions of Article 15.

13.  UTILITIES
     ---------

     13.1. TENANT shall pay for all water, gas, heat, light, steam, electricity, power, telephone and other utilities and services supplied to the LEASED PROPERTY, together with any taxes thereon. LESSOR shall not be required to furnish to TENANT any facilities, services or utilities of any kind.

     13.2. TENANT shall, at the commencement of the term of this Lease, cause all of the utilities supplied to the LEASED PROPERTY, to be transferred and billed directly to TENANT, which shall include all water, gas, heat, light, power, telephone service and other utilities.

14.  REPAIRS
     -------

     14.1. TENANT shall, at its own costs and expense, make all necessary repairs, replacements and improvements to the LEASED PROPERTY and to the pipes, heating or cooling system, plumbing system, window glass, fixtures and other appliances and appurtenances belonging thereto, all equipment used in connection with the LEASED PROPERTY, and the sidewalks, curbs, and vaults adjoining or appurtenant to the REAL PROPERTY. Such repairs, replacements and improvements, interior and exterior, ordinary as well as extraordinary, and structural as well as non-structural, shall be made promptly, as and when necessary, including but not limited to any repairs, replacements or improvements required by any appropriate governmental authority. All repairs replacements and improvements shall be in quality and class at least equal to the original work.

     14.2. TENANT hereby waives all rights to make repairs at the expense of LESSOR as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code. LESSOR shall have no obligation or duty to make any repairs, replacements or improvements of whatsoever kind or nature.

     14.3. If TENANT fails to perform TENANT'S obligation under this Article 14, LESSOR may at its option (but shall not be required to) enter upon the REAL PROPERTY, after three (3) days, prior written notice to TENANT, and make such repairs and replacements, and the cost thereof together with interest thereon at the rate of ten percent (10%) per annum shall become due and payable as additional rent to LESSOR, together with TENANT'S next rental installment.

15.  SURRENDER UPON TERMINATION.
     --------------------------

     15.1. TENANT shall vacate and surrender the LEASED PROPERTY and any additions to or replacements thereof in good order and repair, ordinary wear and tear excepted, in a condition acceptable to all governing or licensing authorities and TENANT shall remove all of its property therefrom so that LESSOR can take possession of the LEASED PROPERTY not later than noon on the day upon which this Lease or any extension thereof expires, whether upon notice or by holdover or otherwise, or any sooner termination of this Lease.

     15.2. LESSOR shall have the same rights to enforce this covenant by summary proceedings, ejectment and for damages or otherwise as for the breach of any other condition or covenant of this Lease.

     15.3. TENANT may at any time prior to or upon the termination of this Lease or any renewal or extension thereof, remove from the REAL PROPERTY, TENANT'S own equipment and machinery except for all alterations, improvements, additions and replacements of or to the LEASED PROPERTY and all utility installations, provided, however, that such property owned by TENANT is removed without substantial injury to the LEASED PROPERTY.

     15.4. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to the installation of such property, if so requested by LESSOR. Any such property not removed shall become the property of LESSOR.

16.  DAMAGE OR DESTRUCTION
     ---------------------

     16.1.  Risk of Loss. No damage or destruction, whether partial or total, to
            ------------
the LEASED PROPERTY, or any part thereof, or any substitute therefor, or any of the equipment, fixtures and machinery used in the operation and maintenance thereof, by fire, wind, storm, or any other cause whatsoever, whether or not such damage or destruction is covered by insurance under this Lease, shall entitle TENANT to surrender possession of the LEASED PROPERTY, or any part thereof, to terminate this Lease, to violate any of its provisions, or to cause any rebate or abatement in rent then due or thereafter becoming due under the terms hereof.

     Notwithstanding the foregoing, in the event as a result of any such damage or destruction of the LEASED PROPERTY, TENANT is required by any governmental authority to remove more than fifty percent (50%) of the patients occupying REAL PROPERTY at the time of damage or destruction, the following shall apply: (a) in the event TENANT is unable to obtain rental or business interruption insurance, then the monthly basic rent shall, until the sooner of the repair of such damage or destruction or the expiration of six

(6) months from the date thereof be decreased to an amount equal to one-half (1/2) of the payments required under notes secured by deeds of trust encumbering all or any part of the REAL PROPERTY, or (b) in the event TENANT'S business interruption or rental insurance is in an amount less than one hundred percent (100%) of the monthly basic rent then in effect, TENANT shall until the sooner of the repair of such damage or destruction or the expiration of six (6) months from the date thereof pay monthly basic rent in an amount equal to the amount of such insurance plus one-half (1/2) of the difference between the basic rent then in effect and the amount of such insurance. In either of such events, TENANT shall pay all additional rent or other sums hereunder.

     16.2 TENANT'S Obligation to Repair and Rebuild.
          -----------------------------------------

          (a) In case of any such damage or destruction to the LEASED PROPERTY, or any part thereof, by wind, fire, storm or any cause whatsoever, whether partial or total, whether or not such damage or destruction is covered by insurance, TENANT will, at its own cost and expense and at such time and upon the conditions set forth in this Article 16, restore, repair, replace, rebuild, or alter the same as nearly as possible to the condition such property was in immediately prior to such damage or destruction.

          (b) Such restoration, repair, replacement, rebuilding, or alteration shall be commenced within a reasonable time after such damage or destruction. After such work has been commenced, it shall be prosecuted to completion with reasonable diligence.

     16.3. Loss Covered by Insurance.
           -------------------------

           (a) In the event such damage or destruction is covered by insurance, all insurance money received by LESSOR, holder of any security interest, beneficiary or mortgagee on account of such damage or destruction (with the consent of and subject to the rights of the holder of any security interest, including but not limited to, the beneficiary of any deed of trust and the mortgagee under any mortgage against the REAL PROPERTY, PERSONAL PROPERTY or any part thereof) less the cost, if any, of such recovery, shall be applied by LESSOR or such holder, beneficiary or mortgagee to the payment of the cost of such restoration, repair, replacement, rebuilding, or alteration (hereinafter referred to as the "work"), including expenditures made for temporary repairs or for the protection of property pending the completion of permanent restoration, repair, replacement, rebuilding, or a1teration to the LEASED PROPERTY, and shall be paid out, as hereinafter provided, from time to time, as such work progresses, upon the written request of TENANT, which shall be accompanied by the following:

          (i) A certificate of the architect, engineer, or licensed building contractor in charge of the work, dated not more than thirty (30) days prior to such request, setting forth that the sum then requested either has been paid by TENANT or is justly due to contractors, sub-contractors, materialmen, engineers, architects, or other persons (whose names and addresses shall be stated), who have rendered services or furnished materials for certain work. Such certificate shall give a brief description of such services and materials, shall list the several amounts so paid or due to each of such persons, shall state the fair value of such work at the date of the requisition, and shall state that no part of such expenditures has been or is being made the basis for any other request for payment. Such certificate shall state also that except for the amounts listed therein, there is no outstanding indebtedness known to such architect, engineer or contractor after due inquiry, which is then due for labor, wages, materials, supplies, or services in connection with such work which, if unpaid, might become the basis of a vendor's mechanic's, laborer's, materialman's or similar lien upon such work or upon the LEASED PROPERTY, or any part thereof.

          (ii) An affidavit sworn to by TENANT that all materials and all property constituting the work described in such certificate of the architect, engineer or contractor are free and clear of all mortgages, liens, charges or encumbrances, except encumbrances, if any, securing indebtedness due to persons specified in such certificate which are to be discharged upon payment of such indebtedness.

     (b) At the written request of TENANT, and upon compliance with and subject to the foregoing provisions of this Paragraph 16.3, LESSOR shall request such holder, beneficiary or mortgagee to pay, out of such insurance money to the persons named in such certificate, the respective amounts stated in such certificate to be due to them, or shall pay to the TENANT the amount stated in such certificate to have been paid by TENANT; provided, however, that such payments shall not exceed in amount the fair value of the relevant work as stated in such certificate.

     (c)  Notwithstanding the foregoing provisions of this

Paragraph 16.3, any insurance monies in the hands of LESSOR or such beneficiary, mortgagee shall not be required to be paid out if, at the time of the request for payment, the TENANT is in default in the performance of any term, covenant or condition of this Lease as to which notice of default has been given until such default is remedied unless the payment of said moneys is reasonably required with respect to the correcting of said default.

17.  TENANT'S INSURANCE
     ------------------

     17.1.  Required Coverage. TENANT shall keep the LEASED PROPERTY and each
            -----------------
and every part thereof and the operation of the HOSPITAL FACILITY insured throughout the term of this Lease against the following:

          (a) Loss or damage by fire and such other risks as may be included in the broadest form of extended coverage insurance, as is hereinafter specifically defined, from time to time available in amounts sufficient to prevent LESSOR or TENANT from becoming a co-insurer within the terms of the applicable policies, and in any event, in an amount not less than one hundred percent (100%) of the then full insurable value.

          (b) Loss or damage from leakage of sprinkler systems now or hereafter installed in the buildings on the REAL PROPERTY in an amount not less than one hundred percent (100%) of the then full insurable value.

          (c) Loss or damage by explosion of steam boilers, pressure vessels, or similar apparatus, now or hereafter installed in the buildings on the REAL PROPERTY, in such limits with respect to any one accident as may be reasonably requested by LESSOR from time to time.

          (d) Loss of rental and or business interruption insurance covering risk of loss due to the occurrence of any of the hazards described in the preceding sub-paragraphs of this paragraph 17.1, in an amount sufficient to prevent the LESSOR from becoming a coinsurer, but in any event, in an amount not less than one hundred percent (100%) of the then full basic rental income of eighteen (18) months, including all other charges to be paid hereunder, such policy or policies to be obtained and paid for by TENANT as frequently as required.

          (e) Claims for personal injury and/or property damage, under a policy of comprehensive general public liability insurance against any liability arising out of the ownership, use, occupancy or maintenance of the LEASED PROPERTY and all areas appurtenant thereto, with such limits as may reasonably be requested by LESSOR from time to time, but not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) for injury to or death of any one person in any one accident or occurrence and in an amount of not less than TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) for injury to or death of more than one person in any one accident or occurrence and ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) for property damage or in such other reasonable amounts requested by LESSOR from time to time.

          (f) Against such other hazards and in such amounts as the holder of any security interest, mortgage or deed of trust to which this LEASE is subordinate may reasonably require from time to time pursuant to the provisions of said security interest, mortgages and deeds of trust.

          (g) Against claims, losses and damages under a policy of full coverage plate glass insurance.

          (h) Any and all risks covered by a full coverage policy of workman's or worker's compensation insurance under the laws of the State of California.

          (i) Against all risks under a full coverage policy of malpractice insurance or other such insurance covering the operation of HOSPITAL FACILITY, with such limits as may reasonably be requested by LESSOR from time to time, but not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00).

     17.2.     Full Insurable Value. The term "full insurable value" shall mean
               --------------------
the actual replacement cost, less physical depreciation, excluding foundation and excavation costs. The full insurable value shall be determined whenever reasonably requested by TENANT, by a qualified appraiser selected and paid by TENANT and acceptable to LESSOR. The finding of such appraiser shall not be binding without the written approval of LESSOR, which approval shall not be unreasonably withheld.

     17.3.     Named Insured.
               -------------

          (a) The rental value insurance policy above described shall name only LESSOR as the insured. However, TENANT may furnish a combined rental and use and occupancy or business interruption policy, provided that LESSOR shall be named as the insured and the first payee with respect to an amount equal to the annual fixed rent and real estate taxes and additional rent, and TENANT shall be named as the payee with respect to any remaining proceeds for business interruption insurance. Any payments actually received by LESSOR under the rental value insurance or business interruption insurance policy or policies, shall be applied by LESSOR toward the rentals or other sums due or payable by TENANT in the order determine by LESSOR.

          (b) All other policies of insurance shall name LESSOR and TENANT as the insureds, as their respective interests may appear. At the request of LESSOR, any insurance policy shall be made payable to the holders of any security interest, mortgage or deeds of trust to which this Lease is at any time subordinate, as the interest of such holders may appear.

     17.4.     Miscellaneous Requirements of Policies.
               --------------------------------------

          (a) All insurance provided for in this Lease shall be effected under enforceable policies issued by insurers of recognized responsibility licensed to do business in this State and rated AAA by "Best's Insurance Guide".

          (b)  All policies shall contain an agreement by the Insurers:

               (i) That any loss shall be payable to LESSOR or the holders of any security interest, mortgage or deeds of trust to which this Lease is subordinate, as the interest of such holders may appear, notwithstanding any act or negligence of TENANT which might otherwise result in the forfeiture of such insurance;

               (ii) That such policies shall not be cancelled or subject to reduction of coverage or other modification except after ten (10) days written notice to LESSOR and to the holders of any mortgage or deed of trust to whom loss may be payable and

               (iii) That the coverage afforded thereby shall not be affected by the performance of any work in or about the REAL

PROPERTY.

           (c) If TENANT provides any insurance required by this Lease in the form of a blanket policy, TENANT shall furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the LEASED PROPERTY.

     17.5. TENANT'S Obligations.  Rights and Remedies of LESSOR.
           ----------------------------------------------------

           (a) TENANT agrees that it will pay all premiums and charges on all of the insurance required to be carried by it, promptly when same become due and to furnish LESSOR with satisfactory evidence of the payment of the premium of any policy within ten (10) days after such premium shall become due and payable, and if TENANT shall fail to pay such premiums and charges when due, or fail to furnish satisfactory evidence of payment of premiums on any policy, or fail to place or maintain such insurance, then LESSOR may, without having the obligation to do so, place such insurance or pay the premiums and charges therefor, and in the event of such payment by LESSOR, the amount paid may, at the option of LESSOR, be added as additional rent to the installment of rent next accruing, or to any subsequent installment and shall be collectible as additional rent in the same manner and with the same remedies as if it had been originally reserved and designated as rent.

           (b) All policies of insurance herein provided, or certificates thereof, at the option of LESSOR, shall be delivered to LESSOR not later than ten (10) days from the commencement of the term of this Lease, accompanied by evidence satisfactory to LESSOR that the premiums thereon have been paid for at least one (1) year, and thereafter, upon the renewal period or periods, further satisfactory evidence is to be submitted to LESSOR that the premiums for the next ensuing period (never less than for one
(1) year on such insurance policies have been paid.)

          (c) Within ten (10) days after the expiration of any policy, TENANT shall deliver the original renewal policy for such insurance to LESSOR, or LESSOR may, but shall not be required to order such insurance and charge the cost thereof to TENANT to be added as additional rent to the installment of rent next accruing or to any subsequent installment and shall be payable and collectible as additional rent in the same manner and with the same rights and remedies as if it had been originally reserved and designated as rent.

          (d) Nothwithstanding the time provided for delivery of policies or certificates of insurance, such insurance coverage shall be provided at all times and there shall be no time when any such policy is not in effect.

     17.6 Insurance and Exercise of Rights of First Refusal.  In the event
          -------------------------------------------------
TENANT shall exercise the right of first refusal to purchase the LEASED PROPERTY, as provided in Article 39 hereinbelow, as additional security for any promissory note and deed of trust to be issued by Buyer to Seller, the Buyer, so long as such promissory note secured by deed of trust shall not have been fully paid and discharged, shall maintain the same type of insurance policies as are provided hereinabove, excepting only that the amount to be insured for the business interruption, use and occupancy, shall be not less per month than the monthly payments of interest and principal under such promissory note and deed of trust to be paid by Buyer to Seller for a period of eighteen (18) months; and such proceeds of business interruption insurance policies and all other policies as shall be received by Seller, shall be applied towards the monthly principal and interest payments due him under the note and deed of trust in inverse order.

18.  LESSOR TO BE HELD HARMLESS
     --------------------------

     18.1.  Indemnity. As a material consideration to be rendered to LESSOR,
            ---------
TENANT shall indemnify and hold harmless LESSOR from and against any and all claims arising from TENANT'S use of the LEASED PROPERTY, or from the conduct of TENANT'S business or from any activity, work or things done, permitted or suffered by TENANT in or about the REAL PROPERTY or elsewhere and shall further indemnify and hold harmless LESSOR from and against any and all claims arising from any breach or default in the performance of any obligation on TENANT'S part to be performed under the terms of this Lease, or arising from any negligence of the TENANT, or any of TENANT,S agents, contractors, employees, assignees, sublessees, business invitees or other persons or entities taking through or under TENANT, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against LESSOR by reason of any such claim, TENANT upon notice from LESSOR shall defend the same at TENANT'S expense by counsel satisfactory to LESSOR. TENANT, as a material part of the consideration to LESSOR, hereby assumes all risk of damage to property or injury to persons, in, upon or about the REAL PROPERTY arising from any cause, and TENANT hereby waives all claims in respect thereof against LESSOR.

     18.2.  Exemption of Lessor from Liability. TENANT, as a material
            ----------------------------------
consideration to be rendered to LESSOR, hereby agrees that LESSOR shall not be liable for injury to TENANT'S business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of TENANT, TENANT'S employees, invitees, customers, or any other person in or about the LEASED PROPERTY, nor shall LESSOR be liable for injury to the person of TENANT, TENANT'S employees, agents or contractors, for any reason whatsoever, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the LEASED PROPERTY, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to or beyond the control of TENANT.

19.  ENTRY BY LESSOR.
     ---------------

     TENANT shall permit LESSOR and his agents to enter into and upon REAL PROPERTY at all reasonable times for the purpose of inspecting the LEASED PROPERTY, even though LESSOR has no duty with respect thereto, or, if TENANT shall default in its duty to do so, for the purpose of maintaining the LEASED PROPERTY, or any part thereof, or for the purpose of making repairs, alterations, or additions to any other portion of the LEASED PROPERTY, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions, or repairs, and if as a result of TENANT'S default without any rebate of rent and without any liability to TENANT for any loss of occupation or quiet enjoyment of the LEASED PROPERTY thereby occasioned.

20.  BOOKS AND RECORDS.
     -----------------

     20.1. TENANT shall keep and maintain on the REAL PROPERTY full and complete medical records covering all patients in HOSPITAL and all other records required to be maintained by or provided under MEDI-CARE, MEDI-CAL or any other governmental authority for a period of at least seven (7) years, and TENANT shall cause all its assignees, sub-tenants, licensees and agents to do the same.

     20.2. Upon any default by TENANT, and within three (3) days after written request to do so, TENANT shall cause all such records and all books of account, and subsidiary ledgers or journals with respect to the operations at the LEASED PROPERTY to be available to LESSOR or its representatives at the office at the REAL PROPERTY and LESSOR shall have the right to copy, inspect and audit (by its representatives, employees or agents) such books of account and other records. TENANT and TENANT'S sub-tenants, assignees, licensees and agents shall upon such three (3) days notice by LESSOR, make all such records available for said examination, provided that if TENANT or any person or entity taking by or through TENANT is charged with any violation of law or LESSOR reasonably believes any such violation exists, inspection may be made forthwith upon demand.

21.  ABANDONMENT OF LEASED PROPERTY
     ------------------------------

     21.1. Trade Fixtures. TENANT shall not vacate or abandon the LEASED
           --------------
PROPERTY or cease operating a business thereon permissible under the provisions of Article 8; and if TENANT shall abandon, vacate, or surrender the LEASED PROPERTY, or be dispossessed by process of law, or otherwise, any personal property belonging to TENANT and left on the REAL PROPERTY shall be deemed to be abandoned, at the option of LESSOR.

22.  ASSIGNMENT OR SUBLETTING
     ------------------------

     22.1. TENANT shall not assign this Lease, or any interest therein, and shall not sublet the LEASED PROPERTY or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of TENANT excepted) to occupy or use the LEASED PROPERTY, or any portion thereof, without the written consent of LESSOR first had and obtained, which consent shall not be unreasonably withheld.

     22.2. Any assignee of this Lease shall be required, prior to such assignment to execute an agreement required by LESSOR assuming TENANT'S obligations under this Lease.

     22.3. If any TENANT is a corporation, any dissolution merger, consolidation or other reorganization of the corporate TENANT, or the sale or transfer of a controlling percentage of the capital stock of the corporate TENANT, or the sale of at least 51% of the value of the assets of the corporate TENANT, shall be deemed an assignment requiring the prior written consent of LESSOR. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least 51% of the total combined voting power of all classes of the corporate TENANT'S capital stock issued, outstanding, and entitled to vote for the election of directors. Any change in the controlling percentage shall also be deemed an assignment requiring LESSOR'S prior written consent. If any TENANT is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of the partners owning 51% or more of the partnership, or the dissolution of the partnership shall be deemed an assignment requiring LESSOR'S prior written consent.

     22.4. TENANT shall have the right, without LESSOR'S prior written consent, to assign this Lease or to sublet the LEASED PROPERTY to a corporation of which ROBERT SNUKAL is the owner of at least 51% of the outstanding capital stock provided that the corporation executes an agreement required by LESSOR assuming TENANT'S obligations under this Lease and that LESSOR is notified not less than thirty days prior to such assignment or subletting.

     22.5. A consent to one assignment, subletting, occupation, or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by the same or another person. Any such assignment or subletting and/or any attempted such assignment or subletting without such written consent of LESSOR shall be void and shall be a non-curable default under this Lease, and LESSOR may, at its option, terminate this Lease upon three (3) days, written notice to TENANT at any time after such actual or attempted assignment or subletting and without regard to TENANT'S prior knowledge thereof.

23.  INVOLUNTARY ASSIGNMENT
     ----------------------

     23.1. No interest of TENANT in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by will or intestacy) . Each of the following acts shall be considered an involuntary assignment:

          (a) If TENANT is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which TENANT is the bankrupt, or an involuntary proceeding is brought against TENANT under the Bankruptcy Act; or, if TENANT is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

          (b)  If a writ of attachment or execution is levied on this Lease;

          (c) If, in any proceeding or action to which TENANT is a party, a receiver is appointed with authority to take possession of the LEASED PROPERTY or any part thereof;

          (d) If a writ of attachment or execution is levied on the LEASED PROPERTY or any part thereof, TENANT shall have thirty (30) days in which to cause the attachment or execution to be removed. If any involuntary proceeding in bankruptcy is brought against TENANT, or if a receiver is appointed, TENANT cure shall have sixty (60) days in which to have the involuntary proceeding dismissed or the receiver removed.

     23.2. Except as provided in paragraph 23.3 an involuntary assignment shall constitute a material default by TENANT under this Lease, and LESSOR shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of TENANT. Such right to terminate this Lease shall be in addition to and cumulative with such other rights and remedies that LESSOR may have hereunder or as may now be or hereafter provided by law.

     23.3. The death of both ROBERT SNUKAL and SHEILA SNUKAL and the transfer of their interest in this Lease by will or intestacy (except a transfer by the estate of one of them to the survivor of them) shall be an involuntary assignment of this Lease, but shall not be a default hereunder. In the event of the death of both ROBERT SNUKAL and SHEILA SNUKAL this Lease shall not be treated as an asset of such TENANTS and LESSOR shall have the right to elect to terminate this Lease within sixty (60) days after receipt by LESSOR of written notice of the death of both ROBERT SNUKAL and SHEILA SNUKAL without further liability by TENANTS.

     24.  DEFAULT
          -------

          24.1.  TENANT'S Default. The occurrence of any of the following shall
                 ----------------
constitute a default by TENANT:

                    (a) Failure to pay rent, additional rent or any other sum or sums payable by TENANT hereunder when due, if the failure continues for three
(3) days after notice has been given to TENANT.

                    (b) Abandonment and vacation of the REAL PROPERTY or the PERSONAL PROPERTY.

                    (c) Failure to perform any other provision of this Lease if the failure to perform is not cured within ten (10) days after notice has been given to TENANT. Provided, that if the default is under Article 16.2 hereof and such default cannot reasonably be cured within ten
(10) days, TENANT shall not be in default of this Lease if TENANT commences to the default within the ten (10) day period and diligently and in good faith continues to cure the default.

          24.2. LESSOR'S Remedies. In the event of a default by TENANT under this Lease, LESSOR shall have the following remedies, these remedies are not exclusive; they are cumulative and are in addition to any remedies now or later allowed by law and in addition to any other rights and remedies of LESSOR under any provision of this Lease:

          (a) Re-Entry Without Termination. LESSOR shall have the immediate right of re-entry and may remove all persons and property from the REAL PROPERTY; such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of TENANT.

               (i) Should LESSOR elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, LESSOR may either terminate this Lease or LESSOR may from time to time, without terminating this Lease, relet the REAL PROPERTY and/or the PERSONAL PROPERTY, or any part thereof, for such term or terms
(which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as LESSOR in his sole discretion may deem advisable with the right to make repairs to said REAL PROPERTY and PERSONAL PROPERTY; upon each such re-letting

               (ii) TENANT shall be liable immediately to pay to LESSOR:

                    (aa) All costs LESSOR incurs in reletting the LEASED PROPERTY, including, without limitation, broker's commissions, expenses of remodeling the LEASED PROPERTY required by the reletting, expenses of repairing the LEASED PROPERTY and like costs. Reletting can be for a period shorter or longer than the remaining terms of this Lease; and

                    (bb) The amount, if any, by which the rent, additional rent and all other sums reserved in this Lease from the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the LEASED PROPERTY for such reletting, payable monthly; or

                    (iii) At the option of LESSOR, rents received by such LESSOR from such reletting shall be applied: first, to the payment of any indebtedness, other than rent due hereunder from TENANT to LESSOR; second, to the payment of any costs and expenses of such reletting and of such repairs; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by LESSOR and applied in payment of future rent as the same may become due and payable hereunder.

                    (iv) If TENANT has been credited with any rent to be received by such reletting under this paragraph 24 and such rent shall not be promptly paid to LESSOR by the new tenant, or if such rentals received from such reletting under this paragraph 24.2 during any month be less than that to be paid during that month by TENANT hereunder, TENANT shall pay any such deficiency to LESSOR. Such deficiency shall be calculated and paid monthly.

                    (v) No such re-entry or taking possession of said Premises by LESSOR shall be construed as an election on LESSOR'S part to terminate this Lease unless a written notice of such intention be given to TENANT or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, LESSOR may at any time thereafter elect to terminate this Lease for such previous breach and such re-entry by LESSOR.

               (b)  Termination.  LESSOR may terminate this Lease and TENANT'S
                    -----------
right to possession of the LEASED PROPERTY, or any part thereof, at any time.
No act by LESSOR other than giving written notice to TENANT shall terminate this Lease. Acts of maintenance, efforts to relet the LEASED PROPERTY, or the appointment of a receiver on LESSOR'S initiative to protect LESSOR'S interest under this Lease shall not constitute a termination of TENANT'S right to possession. On termination, LESSOR has the right to recover from TENANT:

               (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

                    (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that TENANT proves could have been reasonably avoided;

                    (iii) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that TENANT proves could have been reasonably avoided; and

                    (iv) Any other amount, and court costs, necessary to compensate LESSOR for all detriment proximately caused by TENANT'S default.

                    (v) "The worth, at the time of the award," as used in subparagraph (b)(i) and (b)(ii) of this paragraph 24.2, is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award," as referred to in subparagraph (b) (iii) of this paragraph 24.2, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

               (c)  Receiver. LESSOR shall have the right to have a receiver
                    --------
appointed to collect rent and conduct TENANT'S business. If a receiver be appointed at the instance of LESSOR in any action against TENANT to take possession of said Premises and/or to collect the rents or profits derived therefrom, the receiver may, if it be necessary or convenient in order to collect such rents and profits, conduct the business of TENANT then being carried on at the REAL PROPERTY and may take possession of any personal property belonging to TENANT and used in the conduct of such business, and may use the same in conducting such business at the REAL PROPERTY without compensation of TENANT for such use. Neither the application for the appointment of such receiver, nor the appointment of such a receiver, shall be construed as an election on LESSOR,S part to terminate this Lease unless a written notice of such intention is given to TENANT.

          (d)  Cure at TENANT'S Expense.   LESSOR can cure any default at
               ------------------------
TENANT'S cost. If LESSOR at any time, by reason of TENANT'S default, pays any sum or does any act that requires the payment of any sum, the sum paid by LESSOR shall be due immediately from TENANT to LESSOR at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by LESSOR until LESSOR is reimbursed by TENANT. The sum, together, with interest on it, shall be additional rent.

25.  INTEREST ON UNPAID RENT OR OTHER SUMS DUE.
     -----------------------------------------

     Rent or other sums due hereunder from TENANT to LESSOR, not paid when due shall bear interest at the rate of ten percent (10%) per annum from the date due until paid.

26.  LATE CHARGES AND OTHER COSTS
     ----------------------------

     TENANT acknowledges that late payment by TENANT to LESSOR of rent will cause TENANT to incur costs not contemplated by this Lease. Such costs include, without limitation, such things as processing and accounting charges, late charges, foreclosure costs and other such costs that may be imposed on LESSOR by the terms of any encumbrance, or note secured by an encumbrance covering the LEASED PROPERTY or any part thereof. Therefore, if any installment of rent due from TENANT is not received by LESSOR when due, TENANT shall pay to LESSOR all obligations, losses, costs, or expenses charged to or incurred by LESSOR with respect to debts, charges, fees, permits, liens, expenses or encumbrances relating to the LEASED PROPERTY or any part thereof. Such sum shall be paid within three (3) days after written notice given to TENANT by LESSOR.

27.  LESSOR'S DEFAULT
     ----------------

     Provided that TENANT has then paid all rent or other sums required to be paid by it and in the event any mortgagee or beneficiary of any note secured by deed of trust or mortgage, on the REAL PROPERTY or any part thereof shall commence foreclosure proceedings as a result of LESSOR'S wrongful failure to make any interest or principal payment due thereunder, then and in such event TENANT shall have the right, but not the obligation, to pay such sum as may be required to bring such indebtedness current and to pay any foreclosure costs in connection therewith, and to set off the amount so paid against the next ensuing installments of fixed rent due from TENANT to LESSOR. Thereafter, all such rent shall be paid directly to LESSOR.

28.  CONDEMNATION
     ------------

     28.1. If any part of the REAL PROPERTY shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and the rent payable hereunder shall be adjusted so that the TENANT shall be required to pay for the remainder of the term only such portion of such rent as the value of the part remaining after the condemnation bears to the value of the entire REAL PROPERTY at the date of condemnation; but in the event the remainder is so diminished so that the economic feasibility of operating the facility is unreasonably diminished as to TENANT, either LESSOR or TENANT shall have the option to terminate this Lease as of the date when title to the part so condemned vests in the condemnor by written notice to the other within ten (10) days after title vests in the condemnor.

     28.2. If all the Demised Premises, or such part thereof be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, as hereinabove described, this Lease shall thereupon terminate. If a part or all of the REAL PROPERTY be taken or condemned, all compensation awarded upon such condemnation or taking which does not relate to TENANT'S personal property shall go to the LESSOR, and the TENANT shall have no claim thereto, and the TENANT hereby irrevocably assigns and transfers to the LESSOR any right to compensation or damages to which the TENANT may become entitled during the term hereof by reason of the condemnation of all, or a part of the REAL PROPERTY.

     28.3.  Each party waives the provisions of Code of Civil Procedure
Section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the REAL PROPERTY.

29.  FINANCIAL STATEMENT OF TENANT
     -----------------------------

     As a further condition to the execution of this Lease by LESSOR to TENANT, TENANT agrees that it shall submit to LESSOR or cause to be submitted to LESSOR, the most recent financial statement (not more than one year old) of the operation of TENANT or any person or entity holding under or through it, and of HOSPITAL FACILITY which shall be submitted within five (5) days after written request therefor given (a) after a default under the Lease, or (b) in connection with an attempt to finance or refinance the LEASED PROPERTY or any part thereof by LESSOR. Such financial statement shall be certified by TENANT to be true and correct to the best of its knowledge. Said financial statements shall include at the very least, the following:

     29.1.  A balance sheet as of the day of said financial statement; and

     29.2. A profit and loss statement for each period of operation of TENANT and facility.

30.  BINDING ON SUCCESSORS
     ---------------------

     The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind and inure to the benefit of the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

31.  HOLDING OVER
     ------------

     Any holding over after the expiration of the term, or any extended term without the written consent of LESSOR, shall be construed to be a tenancy from month to month, at a monthly rental of a sum equal to fifty percent, (50%) greater than the highest monthly rent due at any time during the Lease and shall otherwise be on the terms and conditions herein specified, so far as applicable.

32.  ESTOPPEL CERTIFICATE
     --------------------

     32.1. TENANT shall at any time upon not less than ten (10) days, prior written notice from LESSOR execute, acknowledge and deliver to LESSOR a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to TENANT'S knowledge, any uncured defaults on the part of LESSOR hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the LEASED PROPERTY.

     32.2. TENANT'S failure to deliver such statement within such time shall be conclusive upon TENANT (a) that this Lease is in full force and effect, without modification except as may be represented by LESSOR, (b) that there are no uncured defaults in LESSOR'S performance.


     32.3 If LESSOR desires to finance or refinance the LEASED PROPERTY, or any part thereof, TENANT hereby agrees to deliver to any lender designated by LESSOR such financial statements of TENANT as may be reasonably required by such lender. Such statements shall include the past three (3) year's financial statements of TENANT. All such financial statements shall be received by LESSOR in confidence and shall be used only for the purposes herein set forth.

33.  SUBORDINATION
     -------------

     33.1. This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the REAL PROPERTY. Such subordination is effective without any further act of TENANT. TENANT shall from time to time on request from LESSOR execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination. If LESSOR fails to execute and deliver any such documents or instruments, TENANT irrevocably constitutes and appoints LESSOR as TENANT'S special attorney-in-fact to execute and deliver any such documents or instruments.

     33.2. Notwithstanding the foregoing provisions of this Article 33, with respect to encumbrances recorded after the date of this Lease, LESSOR shall as a condition to such subordination obtain a written agreement from the lender under such encumbrance that provides substantially the following:

               "As long as TENANT performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect TENANT,S rights under this LEASE."

TENANT shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. TENANT shall execute the written agreement and any other documents required by the lender to accomplish the purposes of this Article.

34.  COVENANT OF AUTHORITY AND QUIET POSSESSION LESSOR covenants and warrants
     ------------------------------------------
that LESSOR has full right and lawful authority to enter into this Lease for the full term aforesaid, and that subject to the terms of this Lease, TENANT upon full performance of each and every provision hereof shall peaceably and quietly have, hold and enjoy the LEASED PROPERTY throughout the leased term and any extensions thereof, without any disturbance from the LESSOR or from any person claiming through the LESSOR. TENANT may at its own expense obtain a policy of leasehold title insurance, which policy shall show that LESSOR is the owner of the REAL PROPERTY.

35.  WAIVER
     ------

     35.1. No delay or omission in the exercise of any right or remedy of LESSOR shall impair such a right or remedy or be construed as a waiver by LESSOR.

     35.2. The receipt and acceptance by LESSOR of any rent or other sum due LESSOR hereunder shall not constitute a waiver of any other breach or default by TENANT; it shall constitute only a waiver of timely payment for the particular rent or other sum payable involved regardless of LESSOR'S knowledge of such preceding breach at the time of acceptance of such rent or other sum.

     35.3. No act or conduct of LESSOR, including, without limitation, the acceptance of the keys to the REAL PROPERTY, shall constitute an acceptance of the surrender of the LEASED PROPERTY, or any part thereof, by TENANT before the expiration of the term. Only a notice from LESSOR to TENANT shall constitute acceptance of the surrender of the LEASED PROPERTY and accomplish a termination of the Lease.

     35.4. LESSOR'S consent to or approval of any act by TENANT requiring LESSOR'S consent or approval shall not be deemed to waive or render unnecessary LESSOR,S consent to or approval of any subsequent act by TENANT.

     35.5. Any waiver by LESSOR of any default, or breach by TENANT must be in writing and shall not be a waiver of any other breach or default concerning the same or any other provision of the Lease.

36.  ABSOLUTE ASSIGNMENT OF RENTS
     ----------------------------

     TENANT shall upon execution of this Lease execute, acknowledge and deliver to LESSOR an absolute assignment of rents in the form attached hereto as EXHIBIT "5".

37.  OPTION TO EXTEND
     -----------------

     37.1. Provided that TENANT has not, on more than three occasions during the term hereof, and, is not then in breach or in default of its obligation to pay rent, additional rent or any other sum payable by TENANT under this Lease or in material breach or default under any of the other terms, covenants and conditions of this Lease, TENANT may extend the term of this Lease for one (1) additional five (5) year period ("Extended Term") from and after the end of the initial term of this Lease by giving written notice to LESSOR at least one (1) year, but not more than two (2) years prior to the expiration of the original term. Provided, further, that if TENANT is delinquent in the payment of any rent, additional rent or other amount payable under this Lease or is in material breach or default under this Lease at any time after giving such notice, the Extended Term shall not commence and this Lease shall expire at the end of the initial term.

     37.2.  TENANT shall have no other right to extend the term of this Lease.

     37.3. The Extended Term shall be on the same terms and conditions as the initial term of this Lease except that the minimum monthly rent and adjustments thereto for the extended term shall be payable in monthly installments determined in accordance with paragraphs 4.2(d) and (e) above.

38.  RIGHT OF FIRST REFUSAL TO PURCHASE LEASED PROPERTY
     --------------------------------------------------

     Provided that TENANT is not then in breach or default under any of the terms, covenants and conditions of this LEASE and has not been in material breach or default on more than three (3) occasions during the term of this Lease, TENANT is hereby given and shall have a right of first refusal to purchase the LEASED PROPERTY (the Real Property described in EXHIBITS 1 and the Personal Property described in EXHIBIT 2) on the following terms and conditions:

     38.1. In the event LESSOR receives a bona fide written offer to purchase all of the LEASED PROPERTY from a prospective purchaser, which bona fide offer LESSOR desires to accept, LESSOR shall give written notice thereof, together with full and complete copies of all such offers to TENANT.

     38.2. Upon receipt of said written notice, TENANT shall have the option to purchase the LEASED PROPERTY for the price and upon the same terms and conditions as said bona fide offer, except as otherwise provided herein.

     38.3. Notwithstanding anything to the contrary herein, TENANT shall not have the right of first refusal or option to purchase the REAL PROPERTY in the event of a sale or transfer of the REAL PROPERTY or any part thereof among LESSOR, any partner of LESSOR, (hereinafter collectively, "Beneficial Owner(s)"), any other Beneficial owner, spouse of a Beneficial Owner, descendant of a Beneficial Owner, spouse of a descendant of a Beneficial Owner or any corporation, partnership or trust, the shares or beneficial interest of which is owned by any of the foregoing persons or entities.

     38.4. Said option shall be exercised by: (i) giving written notice to LESSOR of such desire to exercise the option to purchase within fifteen (15) days after receipt of the written notice giving rise to the option, and (ii) the preparation and execution of the escrow instructions at City National Bank, Beverly Hills, by TENANT no later than ten (10) days after exercise of such option, which escrow instructions shall provide for closing thereof within the time specified in the offer of the bona fide purchaser or ninety (90) days after the giving of the original notice by LESSOR, whichever is later. The initial cash down payment required shall be the greater of the amount provided in the bona fide file offer or $100,000 and shall be deposited in escrow no later than five (5) working days after exercise of the option.

     38.5. Said right of first refusal shall terminate as to all subsequent sales at the expiration of the term of this Lease, or upon the sooner termination of this Lease or TENANT'S right to possession hereunder. In the event the TENANT fails to exercise the option to purchase arising out of a bona fide written offer from a prospective purchaser, then LESSOR may thereupon sell the LEASED PROPERTY in accordance with the bona fide offer to purchase and upon such sale TENANT'S rights to purchase under this Article shall be terminated and be of no further force or effect for any further sale. Provided, however, that TENANT'S rights hereunder shall continue in effect if the original LESSOR does not consummate such sale.

     38.6. If TENANT purchases the LEASED PROPERTY, this Lease shall terminate on the date title vests in TENANT.

     38.7. The failure of TENANT to deposit the initial cash down payment required to be deposited pursuant to paragraph 38.4 after exercising an option to purchase the LEASED PROPERTY shall be a material non-curable default under this Lease.

     38.8. PRIOR TO ENTERING INTO THIS LEASE, LESSOR AND TENANT HAVE BEEN CONCERNED WITH THE FACT THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY LESSOR IN THE EVENT THAT TENANT FAILS TO CONSUMMATE A PURCHASE OF THE LEASED PROPERTY AFTER EXERCISING AN OPTION TO PURCHASE THE LEASED PROPERTY. WITH THE FLUCTUATION IN LAND VALUES, THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MONEY MARKET FOR REAL ESTATE LOANS OF ALL TYPES AND OTHER FACTORS WHICH DIRECTLY EFFECT THE VALUE AND MARKETABILITY OF THE LEASED PROPERTY IT IS REALIZED BY THE PARTIES THAT IT WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE, IF NOT IMPOSSIBLE, TO ASCERTAIN WITH ANY DEGREE OF CERTAINTY THE AMOUNT OF DAMAGES WHICH WOULD BE SUFFERED BY LESSOR IN THE EVENT OF TENANT,S BREACH OF ITS OBLIGATION TO PURCHASE THE LEASED PROPERTY AFTER EXERCISING AN OPTION TO PURCHASE THE LEASED PROPERTY UNDER THIS LEASE. THE PARTIES HAVING MADE DILIGENT BUT UNSUCCESSFUL ATTEMPTS TO ASCERTAIN THE ACTUAL COMPENSATORY DAMAGES LESSOR WOULD SUFFER IN THE EVENT OF TENANT,S BREACH, IT IS HEREBY AGREED THAT THE REASONABLE VALUE OF SAID DAMAGES IS THE SUM OF ONE HUNDRED THOUSAND DOLLARS ($100,000), AND IN THE EVENT OF TENANT'S BREACH OF ITS OBLIGATION UNDER THIS LEASE TO PURCHASE THE LEASED PROPERTY AFTER EXERCISING AN OPTION THEREFORE UNDER THIS ARTICLE 38, LESSOR SHALL, AS ITS SOLE REMEDY, BE ENTITLED TO SUCH SUM AS LIQUIDATED DAMAGES. THE RIGHT TO RECEIVE SUCH LIQUIDATED DAMAGES SHALL BE LESSOR'S SOLE REMEDY IN THE EVENT OF

TENANT'S BREACH HEREUNDER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR HEREBY EXPRESSLY WAIVES THE RIGHT TO SPECIFICALLY ENFORCE TENANT'S OBLIGATION TO PURCHASE THE LEASED PROPERTY AFTER EXERCISING AN OPTION TO PURCHASE THE LEASED PROPERTY UNDER THIS ARTICLE 38.

TENANT:                                 LESSOR



By /s/ Robert Snukal                    LA BREA CONVALESCENT INVESTMENTS,
  -----------------------------
  ROBERT SNUKAL                         a partnership



                                        By
                                           _________________________________


/s/ Sheila Snukal                       By /s/ Sanford Deutsch
-------------------------------           ----------------------------------
SHEILA SNUKAL



A.I.B.  CORPORATION,
a corporation



By /s/ Robert Snukal
  -----------------------------

39. TRANSFER OF LESSOR'S INTEREST
    -----------------------------

     The term "LESSOR" as used in this Lease so far as covenants and obligations on the part of the LESSOR are concerned shall be limited to mean and include only the owner or owners at the time in question of the fee of the LEASED PROPERTY, and in the event of any transfer or transfer of the title to such fee, the LESSOR herein named (and in case of any subsequent transfers or conveyances the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of the LESSOR contained in this Lease thereafter to be performed, provided that any funds in the hands of such LESSOR or the then grantor at the time of such transfer, in which the TENANT has an interest, shall be turned over to the grantee and any amount then due and payable to the TENANT by the LESSOR or the then grantor under any provision of this Lease, shall be paid to the TENANT, and provided further that the grantee assumes and agrees in writing to perform the obligations of LESSOR under this Lease, it being intended hereby that the covenants and obligations contained in this Lease on the part of the LESSOR shall, subject as aforesaid, be binding on the LESSOR, its successors and assigns, only during and in respect of their respective successive periods of ownership. Notwithstanding the foregoing, the liability of LESSOR or any member thereof shall be limited to LESSOR'S equity in the LEASED PROPERTY and there shall be no personal liability with respect thereto.

40. NOTICES
    -------

     40.1. TO TENANT: All notices to be given to TENANT may be given in writing personally or by depositing the same in the United States mail, postage prepaid, certified or registered mail, and addressed to TENANT at the HOSPITAL, whether or not TENANT has departed from, abandoned or vacated the Premises, with a copy to:

                         David B. Bloom
                         3325 Wilshire Blvd.
                         9th Floor
                         Los Angeles, CA900l0

or at such other addresses (not to exceed two) as TENANT or any of them may designate from time to time.

     40.2. To LESSOR: All notices to be given to LESSOR shall be given to him in writing by depositing the same in the United States mail, postage prepaid, certified or registered mail, and addressed to LESSOR as follows:

                         LA BREA CONVALESCENT INVESTMENTS Attention:
                         SANFORD DEUTSCH 8417 Beverly Boulevard
                         Suite 205
                         Los Angeles, CA90048

with a copy to:

                         ELLIOT L. SHELTON
                         Shea & Gould
                         1800 Avenue of the Stars
                         Los Angeles, CA90067

or at such other address or addresses (not to exceed two) as LESSOR may instruct TENANT from time to time. Notices shall be deemed communicated within forty (40) hours from the time of mailing if mailed in accordance with this paragraph 40.

41.  SURRENDER OF LEASE NOT MERGER
     -----------------------------

     The voluntary or other surrender of this Lease by TENANT, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of LESSOR, terminate all or any existing subleases, subtenancies, or other rights to use or occupy the LEASED PROPERTY or any part thereof, or may, at the option of LESSOR, operate as an assignment to him of any or all such subleases, subtenancies or other rights to use or occupy the LEASED PROPERTY or any part thereof.

42.  ATTORNEYS, FEES
     ---------------

     42.1. If either party becomes a party to any litigation concerning this Lease or the LEASED PROPERTY, or any business or activity conducted thereon by reason of any act or omission of the other party or its authorized representatives, and not by any act or omission of the party that becomes a party to that litigation, or any act or omission of its authorized representatives, the party that causes the other party to become involved in the litigation shall be liable to that party for reasonable attorneys, fees and court costs incurred by it in the litigation.

     42.2. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Lease, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Lease, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys, fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

43. PROHIBITION AGAINST RECORDING LEASE OR MEMORANDUM OF LEASE
    ----------------------------------------------------------

     Neither this Lease nor any memorandum thereof shall be recorded. A violation or breach hereof shall be considered a non-curable default.

44. DESIGNATION OF AGENT FOR SERVICE OF PROCESS
    -------------------------------------------

     44.1. Any TENANT and any sublessee or assignee under this Lease that is a partnership, limited partnership, corporation, trust or other entity shall upon the execution of this Lease or any sublease or assignment thereof:

          (a) Designate an agent for service of process in the County of Los Angeles, State of California, in accordance with the laws of the State of California;

          (b) Within ten (10) days after such designation, or any amendment, modification, substitution or cancellation thereof, furnish LESSOR with a certified copy of such designation, amendment, modification, substitution or cancellation; and

          (c) Notify LESSOR in writing of the names and addresses of its officers, and the address of its principal place of business in the State of California, and in the State where it maintains its principal place of business. Within ten (10) days after any change in such officers or addresses, TENANT, or such assignee or sublessee shall give LESSOR written notice thereof.

     44.2. Any TENANT and any sublessee or assignee under this Lease that is an individual shall upon the execution of this Lease and upon any assignment thereof give written notice to LESSOR of his residence and business address and of any subsequent change thereof. If such TENANT, sublessee or assignee is not a resident of the State of California, he shall in addition to the foregoing, designate an agent for service of process in the County of Los Angeles, State of California, and within ten (10) days of the date of said designation or any amendment, modification, substitution or cancellation thereof furnish LESSOR with a certified copy of such designation, or any amendment modification, substitution or cancellation thereof.

45. QUITCLAIM DEED
    --------------

     TENANT shall execute and deliver to LESSOR on the expiration or termination of this Lease, immediately on LESSOR'S request, a quitclaim deed to the REAL PROPERTY, the Lease and/or the PERSONAL PROPERTY, in recordable form, designating LESSOR as transferee.

46. CONSENT OF PARTIES
    ------------------

     Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval.

47. RENT PAYABLE IN U.S. MONEY
    --------------------------

     Rent and all other sums payable under this Lease must be paid in lawful money of the United States of America.

48. REAL ESTATE BROKERS; FINDERS
    ----------------------------

     Each party represents that it has not had dealings with any real estate broker, finder, or other person, with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder, or other person, with whom the other party has or purportedly has dealt.

49. EXHIBITS
    --------

     All exhibits referred to are attached to this Lease and incorporated by reference.

50. APPLICABLE LAW
    --------------

     This Lease shall be construed and interpreted in accordance with the laws of the State of California.

51.  SINGULAR AND PLURAL
     -------------------

     When required by the context of this Lease, the singular shall include the plural.

52.  SEVERABILITY
     ------------

     The unenforceability, invalidity, or illegality of any provision shall not render the other provisions unenforceable, invalid or illegal.

53.  CROSS-DEFAULT
     -------------

     As material consideration for this Lease, LESSEE has entered and executed a second Lease with LESSOR dated May 19, 1987 leasing property commonly known as 515 North La Brea Avenue, Los Angeles, California. The occurrence of any breach or event of default by LESSEE under said second Lease shall be an event of default under this Lease, entitling LESSOR to invoke the Default Clause of this Lease.

54.  ADDITIONAL REQUIREMENT OF ASSIGNMENT OR SUBLETTING
     --------------------------------------------------

     LESSOR shall have the right, as a condition of consenting to an assignment or sublease, to require the second Lease entered between LESSOR and LESSEE covering property commonly known as 515 North La Brea Avenue, Los Angeles, California, be assigned or sublet simultaneously with this Lease by the same assignee or sublessee.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.


LESSOR:                                           LESSEE:


LA BREA CONVALESCENT INVESTMENTS,                   A.I.B.  Corporation A
Partnership                                       a California Corporation

By /s/ [SIGNATURE ILLEGIBLE]                      By /s/ Robert Snukal
  -----------------------------                     ---------------------------
                                                    Robert  Snukal, President

By /s/ [SIGNATURE ILLEGIBLE]                      By /s/ Sheila Snukal
  -----------------------------                     ---------------------------
                                                                      Secretary

                                                  /s/ Robert Snukal
                                                  -----------------------------
                                                  ROBERT SNUKAL

                                                  /s/ Sheila Snukal
                                                  -----------------------------
                                                  SHEILA SNUKAL

                       DESCRIPTION OF HOSPITAL EQUIPMENT
                       ---------------------------------



                                To be Attached



                                   EXHIBIT 2

                            DESCRIPTION OF HOSPITAL
                            -----------------------

Lots 19, 20, 21 and 22 of Tract No. 6740, Sheets 1 and 2, in the City of Los Angeles, County of Los Angeles, State of California, as per Map recorded in Book 98, pages 98 and 99 of Maps, in the office of the County Recorder of said County.

                                  EXHIBIT "1"

Recording requested by and
when recorded return to:



ELLIOT L. SHELTON
Shea & Gould
1800 Avenue of the Stars
Suite 500
Los Angeles, California  90067



                         ABSOLUTE ASSIGNMENT OF RENTS
                         ----------------------------

ROBERT SNUKAL, SHEILA SNUKAL, and A.I.B. CORPORATION, a California corporation, ("Assignor") is the Tenant of the real property located in the County of Los Angeles, State of California, commonly known as 505 North La Brea Blvd., Los Angeles, California and more particularly described in Exhibit "A" attached hereto and made a part hereof ("Property").

For value received, Assignor hereby grants, transfers and assigns to LA BREA CONVALESCENT INVESTMENT! a partnership (Assignee") all rents, income, royalties, issues and profits due or to become due hereafter for the occupancy or use of the Property (such rents, royalties, issues and profits being hereinafter collectively called "Rents").

Assignor warrants that Assignor is the Tenant of the Property pursuant to a lease dated May 19, 1987 by and between Assignor, as Tenant and Assignee, as Lessor ("Lease"), that Assignor is the lawful owner of all Rents from Property now due or to become due from any lessee, sublessee, tenant, assignee, licensee or concessionaire of Assignor; that Assignor has the right to make this Assignment; that full title and right to receive all Rents, due or to become due, are vested in Assignee by reason of this Assignment; that property and Rents are free from any liens, encumbrances, claims or setoffs of every kind whatsoever and that no prior or other assignment of Rents has been given by Assignor.

          Assignor appoints Assignee its true, lawful and irrevocable attorney to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Assignor or in the name of Assignee, for all Rents.


                                  EXHIBIT "3"

          Assignor Consents that without further notice and without releasing the liability of Assignor, Assignee may, at Assignee's discretion agree to give grace or indulgence in the collection of any such Rents and grant extensions of time for the payment of the same before, at or after maturity.

          Assignor agrees that Assignee may proceed against Assignor hereunder without joining any tenant or other party to the obligation to pay Rents covered hereunder; that cessation of the liability of any tenant or other party to pay Rents for any reason other than full payment shall not in any way affect the liability of Assignor under this Assignment.

          Assignee does not assume any of Assignor's obligations under Lease, any lease agreement, or tenancy, or any other agreement to pay any Rent assigned hereunder, and Assignor agrees (a) to keep and perform all obligations under such agreements or tenancies and to save Assignee harmless from the consequences of any failure to do so including reasonable counsel fees incurred by Assignee; and (b) to preserve the Property free and clear of liens and encumbrances.

          Assignor agrees that Assignor will not assign any interest in any lease agreement or tenancy or any other agreement to pay any Rent assigned hereunder; that notice of this Assignment may be given to any tenant, or party to any such agreement at any time at Assignee's option; and that, in the event any payment under such agreement or tenancy is made to Assignor, Assignor will promptly transmit such payment to Assignee in the same form as it is received by Assignor, except that Assignor will endorse to Assignee instruments which are payable to Assignor.

          Assignor agrees that, as long as this Assignment is in force, Assignor will give a copy of this Assignment to each and every lessee, tenant, or other person obligated to pay Rent as to Property during the term hereof and will secure the execution by each such lessee, tenant, or other person of an acknowledgment of this Assignment.

          Assignor agrees that Assignee shall be entitled to deduct and retain from any monies received by it hereunder for its services or that of any agents in collecting said monies a just and reasonable compensation.

          Notwithstanding any other provision of this Assignment to the contrary, Assignee shall not collect any rents whatsoever, or exercise any of the other rights herein granted to Assignee, so long as Assignor is not in default in the payment of rent or property taxes under the terms of Lease. In the event, Assignor defaults in the performance of any of Assignor's obligations under, Lease, Assignee shall be free to pursue all of Assignee's rights under this Assignment in addition to such other rights of Assignor under Lease or as provided by law.

                                  EXHIBIT "3"

          Notwithstanding any provision of this Assignment to the contrary, upon the happening of any default under Lease, Assignee may exercise each and all of the rights, remedies and powers herein granted, with or without demanding possession of the Property, and with or without commencing legal proceedings to recover possession of the Property.

          Failure of Assignee at any time or from time to time to enforce this Assignment shall not in any manner prevent its subsequent enforcement, such Assignee not being obligated to collect anything hereunder, but being accountable only for sums actually collected.

          This Assignment is irrevocable and shall remain in full force and effect until and unless there is payment in full of all obligations owned by Assignor to Assignee on the Property, including but not limited to Lease.



ASSIGNEE:                               ASSIGNOR:
--------                                --------

LA BREA CONVALESCENT                       A.I.B. Corporation
INVESTMENTS, a partnership              a California Corporation


                                        By /s/ Robert Snukal
                                          ----------------------------
                                          Robert Snukal, President

By____________________________

                                        By /s/ Sheila Snukal
                                          ----------------------------
                                          Sheila Snukal, Secretary

By____________________________


                                  EXHIBIT "3"

                    Consent, Agreement, and Acknowledgement
                    ---------------------------------------

                                 July 30, 1997

To:  La Brea Convalescent Investments
     Attn: Sanford Deutsch
     8417 Beverly Boulevard
     Suite 205
     Los Angeles, CA 90048

Dear Gentlemen:

My wife and I are the owners of 100% of the capital stock of AIB Corp., a California corporation ("AIB"). AIB is a party to a Stock Purchase and Contribution Agreement (the "Agreement"). Pursuant to the terms of the Agreement at the time of closing, ownership of 100% of AIB's capital stock will be transferred (the "Transfer") to Fountain View Holdings, Inc., a Delaware corporation ("Holdings"), which will be a wholly-owned subsidiary of Fountain View, Inc., a Delaware corporation ("Fountain View"). In addition, in connection with the transactions contemplated by the Agreement, we will assign our interests in the Lease to AIB (together with the Transfer, the "Assignment"). Immediately after the consummation of the transactions contemplated by the Agreement, my wife and myself will retain voting and operational control of AIB, we will control the Board of Directors of Fountain View by electing three of the five proposed Directors of Fountain View, and we will continue to lead AIB's management team, and Robert Snukal will continue as the Chief Executive Officer of AIB Corp., Holdings, and Fountain View. The Board of Directors shall be comprised of myself, my wife, and a third individual to be nominated by us; the other two seats on the Board of Directors will be nominees of Heritage Fund II Investment Corporation. Further, my wife and I will retain voting control of 50.1% of the common stock of Fountain View, Inc.

Pursuant to Sections 22.1 and 22.3 of the Lease Agreement dated May 19, 1997 (the "Lease") between La Brea Convalescent Investments, a California partnership, as Lessor ("Lessor") and AIB and us, as Lessees ("Lessees"), your written consent is required to the Assignment referred to herein. Further, by their signature to this document and in connection with your consenting to the Assignment, Holdings and Fountain View, agree to assume all of the terms, covenants, conditions, and obligations of the Lessee to be performed under the Lease, upon the closing. Additionally, Holdings, Fountain View, AIB, my wife and myself, also agree to the following:

     A. In addition to the Lease for the Leased Property located at 505 North La Brea Avenue,

          Los Angeles, California, ("505 Lease") Lessees Robert Snukal and Sheila Snukal, and their affiliate, B.I.A., are also the Lessees under a lease from Lessor of the adjoining and connected Leased Property commonly known as 515 North La Brea, Los Angeles, California ("515 Lease"). The "Leased Property" under each of these two leases are together referred to herein as the "Leased Properties". Lessee agrees that because of the nature, physical configuration and other factors affecting the Leased Properties and the businesses thereon, the Leased Properties are not severable from each other for purposes of the 505 Lease and the 515 Lease ("Leases"); and it is and has always been the intention of Lessor and the Lessee under each of the Leases that the Lessee under any one of the Leases shall not have the right under any circumstances whatsoever to terminate or reject, including a rejection under the Bankruptcy code, any one of the Leases, without concurrently terminating or rejecting the other one of the Leases, and in the event one of the Leases shall be terminated or rejected by Lessee, it shall constitute a default under the other Lease.

     B. Lessee may not exercise the right of first refusal under paragraph 38 of the 505 Lease, unless Lessee simultaneously exercises the right of first refusal under paragraph 38 of the 515 Lease.

We therefore would appreciate you executing this Consent, Agreement, and Acknowledgement with respect to the following:

     1. A true and correct copy of the Lease between AIB and Robert and Sheila Snukal, as Lessees, and La Brea Convalescent Investments, a California partnership, as lessor, dated May 19, 1997 is attached hereto as Exhibit A.

     2. As of the date hereof, (i) there exist no known defaults by any of the Lessees, (ii) Lessees are in full compliance with the terms of the Lease and (iii) the Lease is in effect as of the date hereof.

     3. We hereby consent to the Assignment, effective as of the date hereof, provided however, that in no event shall Lessees, AIB, Robert and Sheila Snukal, be released from Lessees' obligations under the Lease, and they agree that they will continue to be primarily obligated on the Lease and that in the event of a breach or default thereunder, Lessor may commence legal proceedings against said Lessees, without first proceeding against any Assignee.

If you have any questions or require clarification, please do not hesitate to contact us.


                                             AIB Corp.

/s/ Robert Snukal                            By: /s/ Robert Snukal
----------------------------                    ---------------------------
     Robert Snukal                              Robert Snukal, President

                                             Fountain View Holdings, Inc.,
/s/ Sheila Snukal                            a Delaware corporation
----------------------------
     Sheila Snukal

                                             By: /s/ Robert Snukal
                                                ---------------------------
                                                Robert Snukal, President

                                             Fountain View, Inc.,
                                             a Delaware corporation

                                             By: /s/ Robert Snukal
                                                ---------------------------
                                                Robert Snukal, President

Based on the truth of the facts, representations, and statements set forth herein, by AIB, Robert and Sheila Snukal, Fountain View Holdings, Inc., a Delaware corporation, and Fountain View, Inc., a Delaware corporation, we agree to and consent to the Asssignment referred to herein.

Executed this 30th day of July, 1997.

La Brea Convalescent Investments,
a California partnership

By: /s/ Sanford Deutsch
   -------------------------------

By: /s/ [SIGNATURE ILLEGIBLE]
   -------------------------------